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Annual Report

August 31, 2002

Corporate
High Yield
Fund IV, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND IV, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund IV, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Stockholder Proposals

The Fund will hold its next Annual Meeting of Stockholders in February 2003. Proposals of stockholders intended to be presented at the Meeting must be received by the Fund by November 15, 2002 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. Notice of any such business must be in writing and received at the Fund's principal executive office not later than the close of business on December 16, 2002. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

                             Corporate High Yield Fund IV, Inc., August 31, 2002

DEAR SHAREHOLDER

The High Yield Market Overview

The six-month period ended August 31, 2002 was a difficult time for corporate securities markets. Equity markets, represented by the unmanaged Standard & Poor's (S&P) 500 Index, fell 17.99% during the period. For the same six-month period, the high yield market lost 1.66% as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index, and lost 6.1% as measured by the unmanaged Merrill Lynch High Yield Master II Index. The return of the Merrill Lynch High Yield Master II Index reflects much of the turmoil in the markets because, in contrast to the CSFB High Yield Index, it immediately includes bonds downgraded from investment grade to speculative grade. By any measure, high yield securities delivered negative results during the six-month period ended August 31, 2002. The market was buffeted by a number of forces, both well-known and specific to high yield. These included economic uncertainty, difficult equity markets and decreased confidence in corporate management and accounting practices. The high yield market suffered from a significant increase in supply caused by the large number of issuers downgraded to below investment grade and by the large dollar volume of investment grade issues trading at high yield levels. Specifically afflicting the high yield market were also historically high default rates, meaningful withdrawals from high yield mutual funds and extremely limited market liquidity.

We believe that these and other concerns may continue to roil the market for a time. However, we are confident that the market offers good recovery potential over the longer term. High yield securities appear undervalued with a 968 basis point (9.68%) yield spread over 10-year U.S. Treasury notes at August 31, 2002 approaching historically wide levels, a stabilizing earnings outlook for many industries and the expectation of declining default rates. Optimistic signs have emerged in the high yield marketplace. The market has begun to attract new money both from non-traditional investors seeking value and from high yield investors returning to the market. The last week in August 2002 delivered record cash inflows into high yield mutual funds, breaking a long string of cash outflows. These positive indications may yet be overwhelmed by adverse events, but illustrate the recognition of values available in the high yield market that we believe will be realized in the longer term.

Fund Performance

For the six months ended August 31, 2002, the total investment return of the Fund's Common Stock was -6.50%, based on a change in the per share net asset value from $14.33 to $12.54, and assuming reinvestment of $.903 per share income dividends. During the same period, the Fund's net annualized yield was 14.37%. Since inception (September 28, 2001) through August 31, 2002, the total investment return on the Fund's Common Stock was -3.36%, based on a change in the per share net asset value from $14.33 to $12.54, and assuming reinvestment of $1.38 per share income dividends. During the same period, the Fund's net annualized yield was 13.13%. Despite the loss for the period, the Fund outperformed the -9.07% Lipper average for leveraged closed-end high yield funds for the six months ended August 31, 2002.

Though the Fund's relative performance was good, its loss for the period was disappointing. In part, the loss reflects the inherent volatility of a leveraged fund, in which both down and up market moves are amplified (see our discussion of leverage strategy below and, for a more complete explanation of the benefits and risks of leveraging, page 1 of this report to shareholders). There was also significant fallout from the well-publicized problems at Adelphia Communications Corporation, The Williams Companies, Inc., WorldCom, Inc. and Qwest Communications International Inc. that hurt not only those specific securities, but also other companies with related businesses. Similarly, a significant factor weighing on the Fund's performance for the past six months was our overweighted position in utilities. During the period, independent power producers and utilities suffered from soft power demands, from investor fears that Enron Corporation-related complications would spread to others in the industry and from slow growth in demand for power. We agree that there are increased risks in the sector and that some industry participants may be damaged long term as a result. However, we have maintained an overweight in the sector because of our belief in the solid asset values and eventual recovery of those companies in which we invest. We believe that we are well paid for holding these positions because of the sizeable yields on the bonds and that the negative market trend will reverse as the sector recovers over the next year.

Leverage Strategy

We fully invested the Fund's initial capital and began the leveraging process toward the end of December 2001. On average, the Fund was 21% leveraged during the six-month period ended August 31, 2002, having started the period 15% leveraged. Thus, on average, the Fund borrowed the equivalent of 21% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At August 31, 2002, the Fund continued to be 21% leveraged, having borrowed $43.7 million at a borrowing cost of 2.04%. While leverage hurts total return in a weak market, the converse is also true. We believe that attempting to time the market is generally not successful. Therefore, over time, we intend to have a leverage position near 25%, though that level may vary somewhat as we adjust portfolio holdings.

Investment Strategy

We have a bottom-up, value-oriented approach to the market that is tempered by a desire to mitigate risk within the portfolio. We continually monitor the portfolio, disposing of those companies that we do not believe have a good risk/reward profile. Generally, we like to invest in a core of solid credits that we believe will weather the vicissitudes of the high yield market, then add in areas where the marketplace offers unusually attractive value. Core positions would ideally include better-rated names or companies in stable industries. Thus, we are overweight in broadcasting, food, gaming and leisure, and have a market weight in consumer products. We are currently underweight in health care, despite its defensive characteristics, because we find many of the securities in the sector overvalued. We have an overweighted position in chemicals because of a number of high quality companies within the sector that still represent good value in the market, in our opinion. Notable value opportunities in the current market include U.S. cable and utilities, both of which we have overweighted. We have maintained our positions in those sectors despite adverse market conditions because we believe that select positions in those sectors will be particularly rewarding. The Fund has little-to-no exposure in finance, retail, restaurants and supermarkets because we believe that, in general, these businesses are too risky and have inadequate asset protection to make acceptable high yield investments.

In Conclusion

We thank you for your investment in Corporate High Yield Fund IV, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager

September 30, 2002


                                     2 & 3

                             Corporate High Yield Fund IV, Inc., August 31, 2002

PROXY RESULTS

During the six-month period ended August 31, 2002, Corporate High Yield Fund IV, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------------------------
                                                                         Shares Voted      Shares Withheld
                                                                              For            From Voting
----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Terry K. Glenn              13,036,183            80,741
                                              James H. Bodurtha           13,038,383            78,541
                                              Joe Grills                  13,033,285            83,639
                                              Herbert I. London           13,038,383            78,541
                                              Andre F. Perold             13,036,283            80,641
                                              Roberta Cooper Ramo         13,027,336            89,588
                                              Robert S. Salomon, Jr.      13,037,050            79,874
                                              Melvin R. Seiden            13,031,620            85,304
                                              Stephen B. Swensrud         13,031,341            85,583
----------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                        S&P     Moody's      Face
INDUSTRIES            Rating@   Rating@     Amount                              Corporate Bonds                             Value
====================================================================================================================================
Aerospace &             B-        B3      $  500,000    Transdigm, Inc., 10.375% due 12/01/2008 (c)                      $   510,000
Defense--0.3%
====================================================================================================================================
Airlines--2.4%          A-        B1       3,000,000    American Airlines, 7.80% due 10/01/2006                            2,709,248
                        BBB       Ba2        738,636    Continental Airlines Inc., 7.033% due 6/15/2011                      558,985
                        CC        Ca       2,000,000    USAir Inc., 10.375% due 3/01/2013 (a)                                760,000
                                                                                                                         -----------
                                                                                                                           4,028,233
====================================================================================================================================
Automotive--2.6%        BB+       Ba2      2,000,000    AutoNation Inc., 9% due 8/01/2008                                  2,090,000
                        B         B3         105,000    Metaldyne Corporation, 11% due 6/15/2012 (c)                          92,138
                        B         B2         508,000    Stoneridge Inc., 11.50% due 5/01/2012                                523,240
                        B         B3       1,625,000    United Auto Group Inc., 9.625% due 3/15/2012 (c)                   1,641,250
                                                                                                                         -----------
                                                                                                                           4,346,628
====================================================================================================================================
Broadcasting--6.6%      CCC+      B3       1,000,000    Acme Television/Finance, 10.875% due 9/30/2004                       975,000
                        B+        B1         600,000    Corus Entertainment Inc., 8.75% due 3/01/2012                        604,500
                        B-        B2       1,575,000    Emmis Communications Corporation, 8.125% due 3/15/2009             1,567,125
                        B-        B3       1,525,000    Entravision Communications Corporation, 8.125% due 3/15/2009       1,559,313
                        B         B3       3,000,000    Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                                        due 12/05/2008 (c)                                                   750,000
                                                        LIN Holdings Corporation:
                        B-        Caa1       750,000      10.725%** due 3/01/2008                                            720,000
                        B-        Caa1     3,250,000      20.08%** due 3/01/2008                                           3,136,250
                        B-        B3         950,000    Nextmedia Operating Inc., 10.75% due 7/01/2011                       916,750
                        B         B2         975,000    Sinclair Broadcast Group, 8.75% due 12/15/2011                       992,063
                                                                                                                         -----------
                                                                                                                          11,221,001
====================================================================================================================================
Cable--U.S.--7.0%       BB+       B1       3,000,000    CSC Holdings Inc., 7.625% due 4/01/2011                            2,505,000
                                                        Charter Communications Holdings:
                        B-        B2       1,625,000      8.625% due 4/01/2009                                             1,121,250
                        B-        B2       1,375,000      10.75% due 10/01/2009                                              962,500
                        B         B3         450,000    Coaxial Communications/Phoenix, 10% due 8/15/2006                    384,750
                        B+        B1       2,500,000    Echostar DBS Corporation, 9.125% due 1/15/2009 (c)                 2,437,500
                        B-        Caa1     3,750,000    Insight Communications, 12.886%** due 2/15/2011                    1,256,250
                        B+        B2         975,000    Mediacom Broadband LLC, 11% due 7/15/2013                            892,125
                        NR*       Caa1     1,750,000    Olympus Communications LP/Capital Corp., 10.625% due
                                                        11/15/2006 (a)                                                     1,242,500
                        B         Ba3      1,175,000    Panamsat Corporation, 8.50% due 2/01/2012 (c)                      1,082,468
                                                                                                                         -----------
                                                                                                                          11,884,343
====================================================================================================================================


                                     4 & 5

                             Corporate High Yield Fund IV, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P     Moody's      Face
INDUSTRIES            Rating@   Rating@     Amount                              Corporate Bonds                             Value
====================================================================================================================================
Chemicals--7.1%         BB        B1      $2,000,000    Equistar Chemicals LP, 10.125% due 9/01/2008                     $ 1,920,000
                        B-        Caa1     2,000,000    Huntsman ICI Chemicals, 10.125% due 7/01/2009                      1,780,000
                        B-        Caa2     3,000,000    Huntsman ICI Holdings, 19.455%** due 12/31/2009                      690,000
                        BB-       B2       2,000,000    ISP ChemCo., 10.25% due 7/01/2011                                  2,000,000
                        B+        B2       1,250,000    ISP Holdings, Inc., 10.625% due 12/15/2009                         1,075,000
                        BB-       Ba3      2,000,000    MacDermid, Inc., 9.125% due 7/15/2011                              2,080,000
                        BBB-      Ba1      1,250,000    Millennium America Inc., 9.25% due 6/15/2008                       1,300,000
                        B         B3       1,000,000    Noveon Inc., 11% due 2/28/2011                                     1,070,000
                        NR*       NR*        145,722    Pioneer Companies, Inc., 5.355% due 12/31/2006                        96,358
                                                                                                                         -----------
                                                                                                                          12,011,358
====================================================================================================================================
Consumer                BB+       Ba3      2,400,000    American Greetings, 11.75% due 7/15/2008                           2,604,000
Products--4.4%          B-        B2       1,000,000    Chattem, Inc., 8.875% due 4/01/2008                                1,002,500
                        CCC+      Caa2     3,000,000    Samsonite Corporation, 10.75% due 6/15/2008                        2,272,500
                        B         B3       1,500,000    Simmons Company, 10.25% due 3/15/2009                              1,593,750
                                                                                                                         -----------
                                                                                                                           7,472,750
====================================================================================================================================
Diversified                                             Premier Parks Inc.:
Media--5.2%             B         B2         750,000      9.75% due 6/15/2007                                                691,875
                        B         B2         425,000      9.971%** due 4/01/2008                                             368,688
                        B         B3       4,500,000    Primedia, Inc., 8.875% due 5/15/2011                               3,510,000
                        B         B2         500,000    Six Flags Inc., 9.50% due 2/01/2009                                  451,250
                        BBB       Baa2     2,000,000    World Color Press Inc., 7.75% due 2/15/2009                        2,007,642
                        B         B2       2,750,000    Yell Finance BV, 11.731%** due 8/01/2011                           1,718,750
                                                                                                                         -----------
                                                                                                                           8,748,205
====================================================================================================================================
Energy--Exploration     B-        B2       1,250,000    Baytex Energy Limited, 10.50% due 2/15/2011                        1,265,625
& Production--5.4%      B         B2         575,000    Plains E&P Company, 8.75% due 7/01/2012 (c)                          570,688
                        BB        B1         500,000    Pogo Producing Company, 8.25% due 4/15/2011                          511,250
                        B+        B2       3,000,000    Stone Energy Corporation, 8.25% due 12/15/2011                     3,037,500
                        BB-       Ba3      1,500,000    Vintage Petroleum, 8.25% due 5/01/2012                             1,500,000
                        BB-       Ba3      2,250,000    Westport Resources Corporation, 8.25% due 11/01/2011               2,317,500
                                                                                                                         -----------
                                                                                                                           9,202,563
====================================================================================================================================
Energy--Other--4.7%     BB-       Ba3      1,000,000    BRL Universal Equipment, 8.875% due 2/15/2008                      1,012,500
                                                        El Paso Energy Partners:
                        BB-       B1         900,000      8.50% due 6/01/2011                                                886,500
                        BB-       B1       1,000,000      8.50% due 6/01/2011 (c)                                            985,000
                        BB-       B1       2,000,000    Hanover Equipment, Trust B, 8.75% due 9/01/2011 (c)                1,840,000
                        CCC       B3         750,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                            667,500
                        B+        Ba3      2,000,000    Petroleum Geo-Services, 6.25% due 11/19/2003                         860,000
                        BB        Ba3        810,975    Port Arthur Finance Corporation, 12.50% due 1/15/2009                851,524
                        B         B2         975,000    Trico Marine Services, 8.875% due 5/15/2012 (c)                      892,124
                                                                                                                         -----------
                                                                                                                           7,995,148
====================================================================================================================================
Food/Tobacco--6.8%      B         B3         500,000    American Seafood Group LLC, 10.125% due 4/15/2010 (c)                502,500
                        CCC       Caa3     1,550,000    Aurora Foods Inc., 8.75% due 7/01/2008                               902,875
                        B+        Ba3      2,000,000    Constellation Brands Inc., 8.125% due 1/15/2012                    2,060,000
                        B+        B2       2,500,000    Cott Beverages Inc., 8% due 12/15/2011                             2,543,750
                        B-        Caa1     2,000,000    New World Pasta Company, 9.25% due 2/15/2009                       1,900,000
                        BB+       Ba2      3,000,000    Smithfield Foods Inc., 8% due 10/15/2009                           2,865,000
                        BB        Ba1        750,000    Yum! Brands Inc., 7.70% due 7/01/2012                                763,125
                                                                                                                         -----------
                                                                                                                          11,537,250
====================================================================================================================================
Gaming--8.7%            B+        B1       2,450,000    Boyd Gaming Corporation, 8.75% due 4/15/2012                       2,535,750
                        B         B2       1,000,000    Isle of Capri Casinos, 9% due 3/15/2012                            1,012,500
                        BB+       Ba2      2,000,000    MGM Grand Inc., 9.75% due 6/01/2007                                2,160,000
                        BB-       Ba3      1,250,000    Mandalay Resort Group, 10.25% due 8/01/2007                        1,350,000
                                                        Park Place Entertainment:
                        BB+       Ba2      1,000,000      8.875% due 9/15/2008                                             1,035,000
                        BB+       Ba2      2,000,000      8.125% due 5/15/2011                                             2,032,500
                        B-        B3         750,000    Penn National Gaming Inc., 8.875% due 3/15/2010                      742,500
                        B         B2       1,000,000    Resorts International Hotel/Casino, 11.50% due 3/15/2009             901,250
                        B+        B2       1,100,000    Sun International Hotels, 8.875% due 8/15/2011 (c)                 1,104,125
                        B-        Caa1     1,800,000    Venetian Casino/LV Sands, 11% due 6/15/2010 (c)                    1,806,750
                                                                                                                         -----------
                                                                                                                          14,680,375
====================================================================================================================================
Government--            B+        B2       2,000,000    Federal Republic of Brazil, 14.50% due 10/15/2009                  1,520,000
Foreign--0.9%
====================================================================================================================================
Health Care--6.3%                                       ALARIS Medical Systems, Inc.:
                        B-        Caa1     1,000,000      9.75% due 12/01/2006                                               960,000
                        B+        B2       1,500,000      11.625% due 12/01/2006                                           1,612,500
                                                        Fisher Scientific International:
                        B         B3       1,000,000      9% due 2/01/2008                                                 1,035,000
                        B         B3         525,000      8.125% due 5/01/2012                                               535,500
                                                        Fresenius Medical Capital:
                        B+        Ba2        500,000      Trust II, 7.875% due 2/01/2008                                     422,500
                        B+        Ba2      2,000,000      Trust IV, 7.875% due 6/15/2011                                   1,650,000
                        B-        B3       2,000,000    Insight Health Services, 9.875% due 11/01/2011                     1,955,000
                        CCC+      B3       1,000,000    Kinetic Concepts, Inc., 9.625% due 11/01/2007                        965,000
                        CCC       Caa1     2,575,000    Magellan Health Services, 9% due 2/15/2008                           746,750
                        BBB       Ba1        650,000    Manor Care Inc., 8% due 3/01/2008                                    669,500
                                                                                                                         -----------
                                                                                                                          10,551,750
====================================================================================================================================
Housing--4.6%           B         B2       3,700,000    Building Materials Corporation, 8.625% due 12/15/2006              3,034,000
                        BB-       Ba3      2,500,000    Forest City Enterprises Inc., 8.50% due 3/15/2008                  2,503,125
                        BB-       Ba1      1,000,000    Louisiana Pacific Corporation, 8.875% due 8/15/2010                1,046,280
                        B         B3       1,000,000    US Industries Inc., 7.125% due 10/15/2003                            852,500
                        B         B1         325,000    WCI Communities Inc., 9.125% due 5/01/2012                           299,000
                                                                                                                         -----------
                                                                                                                           7,734,905
====================================================================================================================================


                                     6 & 7

                             Corporate High Yield Fund IV, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P     Moody's      Face
INDUSTRIES            Rating@   Rating@     Amount                              Corporate Bonds                             Value
====================================================================================================================================
Information             B         B1      $2,500,000    Amkor Technology Inc., 9.25% due 5/01/2006                       $ 1,825,000
Technology--2.6%        CCC+      B3         950,000    On Semiconductor Corporation, 12% due 5/15/2008 (c)                  750,500
                        BB        Ba3      2,000,000    Solectron Corporation, 9.625% due 2/15/2009                        1,860,000
                                                                                                                         -----------
                                                                                                                           4,435,500
====================================================================================================================================
Leisure--6.1%           BB-       Ba3      1,000,000    Felcor Lodging LP, 8.50% due 6/01/2011                               965,000
                        BB-       Ba3      1,000,000    HMH Properties, Inc., 8.45% due 12/01/2008                           968,750
                        BBB-      Ba1        750,000    Hilton Hotels Corporation, 8.25% due 2/15/2011                       755,362
                        BBB-      Ba1      2,000,000    ITT Corporation, 7.375% due 11/15/2015                             1,810,000
                        B+        B1       2,000,000    Intrawest Corporation, 10.50% due 2/01/2010                        2,070,000
                        B+        B1         700,000    Meristar Hospitality Corp., 9% due 1/15/2008                         665,000
                        B         B2       3,000,000    Vail Resorts Inc., 8.75% due 5/15/2009                             3,045,000
                                                                                                                         -----------
                                                                                                                          10,279,112
====================================================================================================================================
Manufacturing--6.4%     B-        B3       1,475,000    Columbus McKinnon Corp., 8.50% due 4/01/2008                       1,283,250
                        B-        Caa1     2,000,000    Eagle-Picher Industries, 9.375% due 3/01/2008                      1,560,000
                                                        Foamex LP:
                        B-        Caa2       650,000      13.50% due 8/15/2005                                               604,500
                        B-        Caa2       850,000      9.875% due 6/15/2007                                               663,000
                        B         B2       1,400,000    Johnsondiversey Inc., 9.625% due 5/15/2012 (c)                     1,386,000
                        B+        B2       2,000,000    Joy Global Inc., 8.75% due 3/15/2012                               2,040,000
                        B+        B2         350,000    The Manitowoc Company Inc., 10.50% due 8/01/2012 (c)                 361,375
                        B         B3         550,000    Trimas Corporation, 9.875% due 6/15/2012 (c)                         544,500
                                                        Tyco International Group SA:
                        BBB-      Ba2      1,950,000      6.375% due 2/15/2006                                             1,706,250
                        BBB-      Ba2        875,000      6.375% due 10/15/2011                                              721,875
                                                                                                                         -----------
                                                                                                                          10,870,750
====================================================================================================================================
Metal--1.3%             B-        B3         750,000    Great Lakes Carbon Corp., 10.25% due 5/15/2008 (b)                   523,125
                        NR*       NR*        750,000    Kaiser Aluminum & Chemical Corp., 10.875% due 10/15/2006 (a)         536,250
                        BB        Ba3      1,000,000    Luscar Coal Ltd., 9.75% due 10/15/2011                             1,070,000
                                                                                                                         -----------
                                                                                                                           2,129,375
====================================================================================================================================
Packaging--3.7%         B-        B3         700,000    Berry Plastics, 10.75% due 7/15/2012                                 714,000
                        B+        B2       2,000,000    Graphic Packaging Corporation, 8.625% due 2/15/2012                2,030,000
                        BB        B2       2,500,000    Owens-Brockway Glass Container, 8.875% due 2/15/2009               2,568,750
                        B-        Caa1       925,000    Pliant Corporation, 13% due 6/01/2010                                929,625
                                                                                                                         -----------
                                                                                                                           6,242,375
====================================================================================================================================
Paper--3.8%                                             Ainsworth Lumber Company:
                        B-        B3       1,250,000      13.875% due 7/15/2007                                            1,350,000
                        B-        B3       1,050,000      12.50% due 7/15/2007 (b)                                         1,092,000
                        B+        Ba2      1,000,000    Caraustar Industries Inc., 9.875% due 4/01/2011                    1,015,000
                                                        Doman Industries Limited (a):
                        C         Ca         475,000      8.75% due 3/15/2004                                                 99,750
                        C         Ca         375,000      9.25% due 11/15/2007                                                78,750
                        BB+       Ba2      2,000,000    Norske Skog of Canada, 8.625% due 6/15/2011                        1,960,000
                        BB+       Ba1        800,000    Tembec Industries Inc., 7.75% due 3/15/2012                          772,000
                                                                                                                         -----------
                                                                                                                           6,367,500
====================================================================================================================================
Service--3.6%           BB-       Ba3        525,000    Allied Waste North America, 8.875% due 4/01/2008                     527,625
                        B         B2       2,000,000    Coinmach Corporation, 9% due 2/01/2010                             2,050,000
                        CCC       Ca       2,750,000    Neff Corp., 10.25% due 6/01/2008                                   1,292,500
                        B         B3       2,500,000    Williams Scotsman, Inc., 9.875% due 6/01/2007                      2,150,000
                                                                                                                         -----------
                                                                                                                           6,020,125
====================================================================================================================================
Steel--1.6%             BB-       B1         650,000    Oregon Steel Mills Inc., 10% due 7/15/2009 (c)                       670,313
                        B         B2       2,000,000    UCAR Finance Inc., 10.25% due 2/15/2012                            2,010,000
                                                                                                                         -----------
                                                                                                                           2,680,313
====================================================================================================================================
Telecommunications--    B-        Caa1     2,000,000    Fairpoint Communications, 12.50% due 5/01/2010                     1,380,000
1.2%                    CCC+      B2         750,000    US West Capital Funding Inc., 6.875% due 7/15/2028                   360,000
                        D         Ca       2,575,000    WorldCom, Inc., 7.50% due 5/15/2011                                  354,063
                                                                                                                         -----------
                                                                                                                           2,094,063
====================================================================================================================================
Transportation--3.2%    D         NR*      1,000,000    Autopistas del Sol SA, 10.25% due 8/01/2009 (a)(c)                   170,000
                        BB-       B1       2,050,000    TFM, SA de CV, 11.75% due 6/15/2009                                1,957,750
                        BB-       Ba2      2,500,000    Teekay Shipping Corporation, 8.875% due 7/15/2011                  2,587,500
                        B+        B2         950,000    Transportacion Maritima Mexicana, SA de CV, 10.25% due
                                                        11/15/2006                                                           598,500
                                                                                                                         -----------
                                                                                                                           5,313,750
====================================================================================================================================
Utilities--10.5%                                        The AES Corporation:
                        BB-       Ba3        600,000      8.75% due 12/15/2002                                               528,000
                        B         B2         550,000      8.375% due 8/15/2007                                               181,500
                        BB-       Ba3      3,250,000      9.375% due 9/15/2010                                             1,738,750
                        BB-       Ba3      2,425,000      8.875% due 2/15/2011                                             1,261,000
                        CCC       Caa2     1,450,000    AES Drax Energy Ltd., 11.50% due 8/30/2010 (a)                       217,500
                                                        CMS Energy Corporation:
                        B+        B3         550,000      7.50% due 1/15/2009                                                418,000
                        NR*       B3         675,000      8.50% due 4/15/2011                                                519,750
                        BB        Ba2        950,000    CMS Panhandle Holding Company, 6.50% due 7/15/2009                   824,413
                        B+        B1       2,825,000    Calpine Canada Energy Finance, 8.50% due 5/01/2008                 1,553,750
                                                        Calpine Corporation:
                        B+        B1       1,000,000      8.25% due 8/15/2005                                                560,000
                        B+        B1          60,000      4% due 12/26/2006 (Convertible) (c)                                 33,900
                        B+        B1         775,000      8.50% due 2/15/2011                                                406,875
                        BBB-      Baa3     1,000,000    Consumers Energy Company, 7.375% due 9/15/2023                       896,430
                        BB        Ba1        750,000    ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                646,035
                        BB-       Ba3        750,000    Midland Funding II, 11.75% due 7/23/2005                             750,000
                        BBB-      Ba1      3,800,000    Mirant Americas Generating Inc., 8.30% due 5/01/2011               2,508,000
                        BB-       Ba2      3,500,000    Mission Energy Holdings, 13.50% due 7/15/2008                      1,470,000
                        B-        Caa1     1,425,000    Mission Resources Corporation, 10.875% due 4/01/2007               1,026,000
                        B+        Ba2        400,000    Northwest Pipeline Corporation, 6.625% due 12/01/2007                360,000
====================================================================================================================================


                                     8 & 9

                             Corporate High Yield Fund IV, Inc., August 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                        S&P     Moody's      Face
INDUSTRIES            Rating@   Rating@     Amount                              Corporate Bonds                           Value
===================================================================================================================================
Utilities               BB        Ba2     $  500,000    Sierra Pacific Power Company, 8% due 6/01/2008                 $    469,880
(concluded)             BBB-      Ba1        175,000    Western Resources Corporation, 7.875% due 5/01/2007 (c)             166,862
                        B         B1       1,800,000    Williams Companies Inc., 8.125% due 3/15/2012 (c)                 1,251,000
                                                                                                                       ------------
                                                                                                                         17,787,645
===================================================================================================================================
Wireless                C         Caa3     1,000,000    American Cellular Corporation, 9.50% due 10/15/2009                 135,000
Communications--        B-        Caa1     3,000,000    American Tower Corporation, 9.375% due 2/01/2009                  1,860,000
5.5%                    B         B3       3,000,000    Crown Castle International Corporation, 9.375% due 8/01/2011      1,875,000
                        B         Caa1     2,500,000    Loral Cyberstar Inc., 10% due 7/15/2006                             925,000
                        D         Ca         500,000    McCaw International Ltd., 13% due 4/15/2007 (a)                       7,500
                        B-        Caa1     3,000,000    Millicom International Cellular SA, 13.50% due 6/01/2006            930,000
                        B         B3       1,450,000    Nextel Communications, Inc., 9.50% due 2/01/2011                  1,102,000
                        D         Ca       3,500,000    Nextel International Inc., 12.75% due 8/01/2010 (a)                  52,500
                        CCC+      B3       4,000,000    Nextel Partners Inc., 11% due 3/15/2010                           2,360,000
                                                                                                                       ------------
                                                                                                                          9,247,000
===================================================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$229,194,206)--122.5%                                    206,912,017
===================================================================================================================================

                                                                         Short-Term Securities
===================================================================================================================================
Commercial                                   251,000    General Motors Acceptance Corp., 1.98% due 9/03/2002                251,000
Paper***--0.2%
===================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$251,000)--0.2%                                              251,000
===================================================================================================================================
                                                        Total Investments (Cost--$229,445,206)--122.7%                  207,163,017

                                                        Liabilities in Excess of Other Assets--(22.7%)                  (38,265,719)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $168,897,298
                                                                                                                       ============
===================================================================================================================================

(a)   Non-income producing security.
(b) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
  *   Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
  @   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2002
=====================================================================================================================
Assets:        Investments, at value (identified cost--$229,445,206) .............                      $ 207,163,017
               Receivables:
                 Interest ........................................................     $  5,616,858
                 Loaned securities ...............................................              403         5,617,261
                                                                                       ------------
               Prepaid expenses and other assets .................................                             13,246
                                                                                                        -------------
               Total assets ......................................................                        212,793,524
                                                                                                        -------------
=====================================================================================================================
Liabilities:   Loans .............................................................                         43,700,000
               Payables:
                 Investment adviser ..............................................           98,237
                 Custodian bank ..................................................           45,451
                 Interest on loans ...............................................           24,135           167,823
                                                                                       ------------
               Accrued expenses ..................................................                             28,403
                                                                                                        -------------
               Total liabilities .................................................                         43,896,226
                                                                                                        -------------
=====================================================================================================================
Net Assets:    Net assets ........................................................                      $ 168,897,298
                                                                                                        =============
=====================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized .......                      $   1,346,934
               Paid-in capital in excess of par ..................................                        191,166,869
               Undistributed investment income--net ..............................     $  1,982,815
               Accumulated realized capital losses on investments--net ...........       (3,317,131)
               Unrealized depreciation on investments--net .......................      (22,282,189)
                                                                                       ------------
               Total accumulated losses--net .....................................                        (23,616,505)
                                                                                                        -------------
               Total--Equivalent to $12.54 per share based on 13,469,339 shares
               of capital stock outstanding (market price--$12.50) ...............                      $ 168,897,298
                                                                                                        =============
=====================================================================================================================

      See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund IV, Inc., August 31, 2002

STATEMENT OF OPERATIONS

                        For the Period September 28, 2001+ to August 31, 2002
==================================================================================================================
Investment Income:      Interest ................................................                      $22,173,615
                        Securities lending--net .................................                            4,998
                        Other ...................................................                           92,057
                                                                                                       -----------
                        Total income ............................................                       22,270,670
                                                                                                       -----------
==================================================================================================================
Expenses:               Investment advisory fees ................................     $ 1,204,775
                        Loan interest expense ...................................         614,752
                        Borrowing costs .........................................          83,096
                        Professional fees .......................................          76,976
                        Accounting services .....................................          72,991
                        Transfer agent fees .....................................          30,288
                        Listing fees ............................................          28,293
                        Directors' fees and expenses ............................          20,005
                        Custodian fees ..........................................          18,058
                        Printing and shareholder reports ........................          15,121
                        Pricing services ........................................          11,696
                        Other ...................................................          15,924
                                                                                      -----------
                        Total expenses before reimbursement .....................       2,191,975
                        Reimbursement of expenses ...............................        (244,370)
                                                                                      -----------
                        Total expenses after reimbursement ......................                        1,947,605
                                                                                                       -----------
                        Investment income--net ..................................                       20,323,065
                                                                                                       -----------
==================================================================================================================
Realized & Unrealized   Realized loss on investments--net .......................                       (3,313,349)
Loss on                 Unrealized depreciation on investments--net .............                      (22,282,189)
Investments--Net:                                                                                      -----------
                        Total realized and unrealized loss on investments--net ..                      (25,595,538)
                                                                                                       -----------
                        Net Decrease in Net Assets Resulting from Operations ....                      $(5,272,473)
                                                                                                       ===========
==================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                          For the Period
                                                                                                           September 28,
                                                                                                              2001+ to
                                                                                                             August 31,
                 Increase (Decrease) in Net Assets:                                                             2002
========================================================================================================================
Operations:      Investment income--net ..............................................................     $  20,323,065
                 Realized loss on investments--net ...................................................        (3,313,349)
                 Unrealized depreciation on investments--net .........................................       (22,282,189)
                                                                                                           -------------
                 Net decrease in net assets resulting from operations ................................        (5,272,473)
                                                                                                           -------------
========================================================================================================================
Dividends to     Dividends to shareholders from investment income--net ...............................       (18,344,032)
Shareholders:                                                                                              -------------
========================================================================================================================
Capital Stock    Proceeds from issuance of Common Stock ..............................................       186,941,250
Transactions:    Value of shares issued to Common Stock shareholders in reinvestment of dividends ....         5,757,580
                 Offering costs resulting from the issuance of Common Stock ..........................          (285,032)
                                                                                                           -------------
                 Net increase in net assets derived from capital stock transactions ..................       192,413,798
                                                                                                           -------------
========================================================================================================================
Net Assets:      Total increase in net assets ........................................................       168,797,293
                 Beginning of period .................................................................           100,005
                                                                                                           -------------
                 End of period* ......................................................................     $ 168,897,298
                                                                                                           =============
========================================================================================================================
                *Undistributed investment income--net ................................................     $   1,982,815
                                                                                                           =============
========================================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.


                                     12 & 13

                             Corporate High Yield Fund IV, Inc., August 31, 2002

STATEMENT OF CASH FLOWS

                        For the Period September 28, 2001+ to August 31, 2002
==============================================================================================================
Cash Provided by        Net decrease in net assets resulting from operations ...............     $  (5,272,473)
Operating Activities:   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                          Increase in receivables ..........................................        (5,617,261)
                          Increase in other assets .........................................           (13,246)
                          Increase in other liabilities ....................................           196,226
                          Realized and unrealized loss on investments--net .................        25,595,538
                          Amortization of discount .........................................        (4,466,448)
                                                                                                 -------------
                        Net cash provided by operating activities ..........................        10,422,336
                                                                                                 -------------
==============================================================================================================
Cash Used for           Proceeds from sales of long-term investments .......................       114,986,122
Investing Activities:   Purchases of long-term investments .................................      (343,413,662)
                        Proceeds from sales and maturities of short-term investments--net ..           135,433
                                                                                                 -------------
                        Net cash used for investing activities .............................      (228,292,107)
                                                                                                 -------------
==============================================================================================================
Cash Provided by        Proceeds from issuance of Common Stock .............................       186,941,250
Financing Activities:   Offering costs resulting from the issuance of Common Stock .........          (285,032)
                        Cash receipts from borrowings ......................................       114,900,000
                        Cash payments on borrowings ........................................       (71,200,000)
                        Dividend paid to shareholders ......................................       (12,586,452)
                                                                                                 -------------
                        Net cash provided by financing activities ..........................       217,769,766
                                                                                                 -------------
==============================================================================================================
Cash:                   Net decrease in cash ...............................................          (100,005)
                        Cash at beginning of period ........................................           100,005
                                                                                                 -------------
                        Cash at end of period ..............................................     $          --
                                                                                                 =============
==============================================================================================================
Cash Flow               Cash paid for interest .............................................     $     590,617
Information:                                                                                     =============
==============================================================================================================
Non-Cash                Reinvestment of dividends paid to shareholders .....................     $   5,757,580
Financing Activities:                                                                            =============
==============================================================================================================

+     Commencement of operations.

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


                                                                                                     For the Period
                      The following per share data and ratios have been derived                       September 28,
                      from information provided in the financial statements.                             2001+ to
                                                                                                        August 31,
                      Decrease in Net Asset Value:                                                        2002
===================================================================================================================
Per Share             Net asset value, beginning of period ........................................     $  14.33
Operating                                                                                               --------
Performance:            Investment income--net ....................................................         1.53
                        Realized and unrealized loss on investments--net ..........................        (1.92)
                                                                                                        --------
                      Total from investment operations ............................................         (.39)
                                                                                                        --------
                      Less dividends from investment income--net ..................................        (1.38)
                                                                                                        --------
                      Capital charge resulting from the issuance of Common Stock ..................         (.02)
                                                                                                        --------
                      Net asset value, end of period ..............................................     $  12.54
                                                                                                        ========
                      Market price per share, end of period .......................................     $  12.50
                                                                                                        ========
================================================================================================================
Total Investment      Based on market price per share .............................................       (7.97%)++
Return:**                                                                                               ========
                      Based on net asset value per share ..........................................       (3.36%)++
                                                                                                        ========
================================================================================================================
Ratios to Average     Expenses, net of reimbursement and excluding interest expense ...............         .77%*
Net Assets:                                                                                             ========
                      Expenses, net of reimbursement ..............................................        1.13%*
                                                                                                        ========
                      Expenses ....................................................................        1.27%*
                                                                                                        ========
                      Investment income--net ......................................................       11.81%*
                                                                                                        ========
================================================================================================================
Leverage:             Amount of borrowings outstanding, end of period (in thousands) ..............     $ 43,700
                                                                                                        ========
                      Average amount of borrowings outstanding during the period (in thousands) ...     $ 30,880
                                                                                                        ========
                      Average amount of borrowings outstanding per share during the period ........     $   2.37
                                                                                                        ========
================================================================================================================
Supplemental          Net assets, end of period (in thousands) ....................................     $168,897
Data:                                                                                                   ========
                      Portfolio turnover ..........................................................       59.96%
                                                                                                        ========
================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
 +    Commencement of operations.
++    Aggregate total investment return.

      See Notes to Financial Statements.


                                    14 & 15

                             Corporate High Yield Fund IV, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund IV, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. Prior to commencement of operations on September 28, 2001, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 17, 2001 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol HYW. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(i) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $3,782 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed. For the period September 28, 2001 to August 31, 2002, FAM earned fees of $1,204,775, of which $244,370 was waived.


                                    16 & 17

                             Corporate High Yield Fund IV, Inc., August 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the period September 28, 2001 to August 31, 2002, QA Advisors received $2,143 in securities lending agent fees.

During the period September 28, 2001 to August 31, 2002, MLPF&S received underwriting fees of $8,100,000 in connection with the issuance of the Fund's Common Stock.

For the period September 28, 2001 to August 31, 2002, the Fund reimbursed FAM $6,579 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 28, 2001 to August 31, 2002 were $343,413,662 and $114,986,122, respectively.

Net realized gains (losses) for the period September 28, 2001 to August 31, 2002 and net unrealized losses as of August 31, 2002 were as follows:

-------------------------------------------------------------------------------
                                                Realized            Unrealized
                                             Gains (Losses)           Losses
-------------------------------------------------------------------------------
Long-term investments ...............         $(3,313,659)         $(22,282,189)
Short-term investments ..............                 310                    --
                                              -----------          ------------
Total ...............................         $(3,313,349)         $(22,282,189)
                                              ===========          ============
-------------------------------------------------------------------------------

As of August 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $22,325,162, of which $5,733,410 related to appreciated securities and $28,058,572 related to depreciated securities. The aggregate cost of investments at August 31, 2002 for Federal income tax purposes was $229,488,179.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the period September 28, 2001 to August 31, 2002 increased by 13,050,000 from shares sold and by 412,672 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On December 7, 2001, the Fund entered into a $110,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the period September 28, 2001 to August 31, 2002, the average amount borrowed was approximately $30,880,000 and the daily weighted average interest rate was 2.14%. For the period September 28, 2001 to August 31, 2002, facility and commitment fees aggregated approximately $83,000.

As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

6. Distributions to Shareholders:

On September 5, 2002, an ordinary income dividend of $.139803 was declared. The dividend was paid on September 30, 2002, to shareholders of record on September 17, 2002.

The tax character of distributions paid during the period September 28, 2001 to August 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                                     9/28/2001+
                                                                    to 8/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income.................................................   $18,344,032
                                                                     -----------
Total taxable distributions.......................................   $18,344,032
                                                                     ===========
--------------------------------------------------------------------------------

+     Commencement of operations.

As of August 31, 2002, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed ordinary income--net ......................         $  2,215,664
Undistributed long-term capital gains--net ..............                   --
                                                                  ------------
Total undistributed earnings--net .......................            2,215,664
Capital loss carryforward ...............................                   --
Unrealized losses--net ..................................          (25,832,169)*
                                                                  ------------
Total accumulated losses--net ...........................         $(23,616,505)
                                                                  ============
------------------------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, cumulative adjustment and additional accruals on securities in default, the cumulative PIK/Step adjustments, and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund IV, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund IV, Inc. as of August 31, 2002, the related statements of operations, cash flows and changes in net assets and the financial highlights for the period September 28, 2001 (commencement of operations) to August 31, 2002. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund IV, Inc. as of August 31, 2002, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the stated period in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
October 10, 2002


                                    18 & 19

                             Corporate High Yield Fund IV, Inc., August 31, 2002

PORTFOLIO INFORMATION (unaudited)

                                                                                                  Percent of
             As of August 31, 2002                                                     Long-Term Investments
============================================================================================================
Ten Largest  The AES Corporation       AES is a worldwide power producer with
Holdings                               operations in the United States, Europe,
                                       Latin America and Asia. Electricity
                                       generation and sales are primarily to
                                       wholesale customers, though the company
                                       has a direct distribution business to end
                                       users.                                                           1.9%
             -----------------------------------------------------------------------------------------------
             LIN Holdings              LIN owns and operates eight
             Corporation               network-affiliated television stations.
                                       The company also provides programming and
                                       marketing services for four other
                                       stations and operates low-power
                                       television stations and satellite
                                       broadcasting facilities. In addition, LIN
                                       offers a weather forecasting service for
                                       cable systems.                                                   1.9
             -----------------------------------------------------------------------------------------------
             Primedia, Inc.            Primedia, a media company, provides
                                       specialized information in the consumer,
                                       business-to-business and education
                                       markets. The company's products include
                                       specialty magazines, technical and trade
                                       magazines, information products,
                                       supplemental education materials and
                                       vocational networks. Primedia's consumer
                                       magazines include "Seventeen" and "New
                                       York."                                                           1.7
             -----------------------------------------------------------------------------------------------
             Park Place Entertainment  Park Place is a gaming company with both land-based and riverboat casinos, though
                                       operations are primarily in Las Vegas and
                                       Atlantic City. Its main brands are
                                       Bally's, Caesar's, Flamingo, Grand and
                                       Hilton.                                                          1.5
             -----------------------------------------------------------------------------------------------
             Vail Resorts Inc.         Vail Resorts operates resorts in
                                       Colorado. The company's resorts include
                                       Vail Mountain, a ski mountain complex,
                                       and Beaver Creek Resort, a
                                       family-oriented mountain resort. Vail
                                       Resorts also operates Breckenridge
                                       Mountain, a destination resort with
                                       apres-ski activities and Keystone Resort,
                                       a year-round family vacation destination.                        1.5
             -----------------------------------------------------------------------------------------------
             Stone Energy Corporation  Stone Energy is an independent oil and gas company. The company acquires,
                                       explores, develops and operates oil and
                                       gas properties onshore and offshore in
                                       the Gulf Coast Basin.                                            1.5
             -----------------------------------------------------------------------------------------------
             Building Materials        Building Materials is a manufacturer of
             Corporation               residential roofing products, with
                                       Timberline as its major brand.                                   1.5
             -----------------------------------------------------------------------------------------------
             Smithfield Foods Inc.     Smithfield Foods processes pork and
                                       produces hogs through its meat processing
                                       and hog production groups. The company
                                       also produces and markets a range of
                                       branded food products such as frozen
                                       barbecues and chilies, peanuts and pork
                                       products. Smithfield's products are sold
                                       on a wholesale basis, through catalogs,
                                       its retail stores and via the Internet.                          1.4
             -----------------------------------------------------------------------------------------------
             American Airlines         American Airlines, one of the largest
                                       airlines in the world, is the principal
                                       operating subsidiary of AMR Corporation.
                                       The carrier has hubs in Chicago,
                                       Dallas-Fort Worth, Miami and San Juan,
                                       Puerto Rico. The Fund's Enhanced
                                       Equipment Trust Certificates are bonds
                                       secured by Boeing 737-823, 757-223ER,
                                       777-223ER aircraft, all of which were
                                       delivered new last year.                                         1.3
             -----------------------------------------------------------------------------------------------
             American Greetings        American Greetings is the largest
                                       publicly owned maker of greeting cards in
                                       the world. The company also makes gift
                                       wrap, party goods and giftware. Its
                                       products are sold in more than 70
                                       countries.                                                       1.3
             -----------------------------------------------------------------------------------------------

Portfolio Profile

Quality Ratings

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating                                                 Long-Term Investments
--------------------------------------------------------------------------------
BBB or higher.....................................................       8%
BB................................................................      29
B.................................................................      55
CCC or lower......................................................       7
NR (Not Rated)....................................................       1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Utilities.........................................................      8.4%
Gaming............................................................      6.9
Chemical..........................................................      5.6
Cable--U.S........................................................      5.6
Food/Tobacco......................................................      5.4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada............................................................      5.4%
Luxembourg........................................................      1.6
Marshall Islands..................................................      1.2
Mexico............................................................      1.1
Brazil............................................................      1.0
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings............................................     12.7%
Emerging Markets Holdings.........................................      2.2
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity........................................     7.1 Years
--------------------------------------------------------------------------------


                                    20 & 21

                             Corporate High Yield Fund IV, Inc., August 31, 2002

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                                                  Position(s)   Length                                  Fund Complex   Directorships
                                                     Held       of Time    Principal Occupation(s)      Overseen by       Held by
Name                         Address & Age         with Fund    Served       During Past 5 Years          Director        Director
====================================================================================================================================
      Interested Director
====================================================================================================================================
Terry K. Glenn*         P.O. Box 9011              President    2001 to   Chairman, Americas Region       118 Funds         None
                        Princeton, NJ 08543-9011   and          present   since 2001, and Executive    169 Portfolios
                        Age: 61                    Director               Vice President since 1983
                                                                          of Fund Asset Management,
                                                                          L.P. ("FAM") and Merrill
                                                                          Lynch Investment
                                                                          Managers, L.P. ("MLIM");
                                                                          President of Merrill
                                                                          Lynch Mutual Funds since
                                                                          1999; President of FAM
                                                                          Distributors, Inc.
                                                                          ("FAMD") since 1986 and
                                                                          Director thereof since
                                                                          1991; Executive Vice
                                                                          President and Director of
                                                                          Princeton Services, Inc.
                                                                          ("Princeton Services")
                                                                          since 1993; President of
                                                                          Princeton Administrators,
                                                                          L.P. since 1988; Director
                                                                          of Financial Data
                                                                          Services, Inc. since
                                                                          1985.
                      ==============================================================================================================
                      * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                        President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                        of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                         Number of
                                                                                                       Portfolios in       Other
                                                  Position(s)   Length                                  Fund Complex   Directorships
                                                     Held       of Time    Principal Occupation(s)      Overseen by       Held by
Name                         Address & Age         with Fund    Served*      During Past 5 Years          Director        Director
====================================================================================================================================
      Independent Directors
====================================================================================================================================
James H. Bodurtha       P.O. Box 9011              Director     2001 to   Director and Executive          42 Funds     Berkshire
                        Princeton, NJ 08543-9011                present   Vice President, The China     62 Portfolios  Holdings
                        Age: 58                                           Business Group, Inc.                         Corporation
                                                                          since 1996.
====================================================================================================================================
Joe Grills              P.O. Box 9011              Director     2002 to   Member of Committee on          42 Funds     Kimco
                        Princeton, NJ 08543-9011                present   Investment of Employee        62 Portfolios  Realty
                        Age: 67                                           Benefit Assets of the
                                                                          Association for Financial
                                                                          Professionals since 1986.
====================================================================================================================================
Herbert I. London       P.O. Box 9011              Director     2001 to   John M. Olin Professor of       42 Funds          None
                        Princeton, NJ 08543-9011                present   Humanities, New York          62 Portfolios
                        Age: 63                                           University since 1993.
====================================================================================================================================
Andre F. Perold         P.O. Box 9011              Director     2001 to   George Gund Professor of        42 Funds          None
                        Princeton, NJ 08543-9011                present   Finance and Banking,          62 Portfolios
                        Age: 50                                           Harvard Business School
                                                                          since 2000; Finance Area
                                                                          Chair since 1996.
====================================================================================================================================
Roberta Cooper Ramo     P.O. Box 9011              Director     2001 to   Shareholder, Modrall,           42 Funds          None
                        Princeton, NJ 08543-9011                present   Sperling, Roehl, Harris &     62 Portfolios
                        Age: 60                                           Sisk, P.A. since 1993.
====================================================================================================================================
Robert S. Salomon, Jr.  P.O. Box 9011              Director     2002 to   Principal of STI                42 Funds          None
                        Princeton, NJ 08543-9011                present   Management since 1994.        62 Portfolios
                        Age: 65
====================================================================================================================================
Melvin R. Seiden        P.O. Box 9011              Director     2002 to   Director, Silbanc               42 Funds          None
                        Princeton, NJ 08543-9011                present   Properties, Ltd. (real        62 Portfolios
                        Age: 71                                           estate, investment and
                                                                          consulting) since 1987;
                                                                          Chairman and President of
                                                                          Seiden & de Cuevas, Inc.
                                                                          (private investment firm)
                                                                          from 1964 to 1987.
====================================================================================================================================
Stephen B. Swensrud     P.O. Box 9011              Director     2002 to   Chairman, Fernwood              42 Funds     Interna-
                        Princeton, NJ 08543-9011                present   Advisors since 1996.          62 Portfolios  tional
                        Age: 69                                                                                        Mobile
                                                                                                                       Communi-
                                                                                                                       cations, Inc.
                      ==============================================================================================================
                      * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                        December 31 of the year in which they turn 72.
====================================================================================================================================



                                                  Position(s)   Length
                                                     Held       of Time
Name                         Address & Age         with Fund    Served*          Principal Occupation(s) During Past 5 Years
====================================================================================================================================
      Fund Officers
====================================================================================================================================
Donald C. Burke         P.O. Box 9011              Vice         2001 to   First Vice President of FAM and MLIM since 1997 and
                        Princeton, NJ 08543-9011   President    present   Treasurer thereof since 1999; Senior Vice President and
                        Age: 42                    and                    Treasurer of Princeton Services since 1999; Vice President
                                                   Treasurer              of FAMD since 1999; Vice President of FAM and MLIM from
                                                                          1990 to 1997; Director of Taxation of MLIM since 1990.
====================================================================================================================================
B. Daniel Evans         P.O. Box 9011              Vice         2002 to   Director of MLIM since 2000; Vice President of MLIM from
                        Princeton, NJ 08543-9011   President    present   1995 to 2000; Portfolio Manager of FAM and MLIM since
                        Age: 57                                           2001.
====================================================================================================================================
Elizabeth M. Phillips   P.O. Box 9011              Vice         2001 to   Director of MLIM since 2001; Vice President of MLIM from
                        Princeton, NJ 08543-9011   President    present   1987 to 2001; Portfolio Manager of FAM and MLIM since
                        Age: 51                                           1993.
====================================================================================================================================
David W. Clayton        P.O. Box 9011              Secretary    2002 to   Vice President (Legal Advisory) of MLIM since 2000;
                        Princeton, NJ 08543-9011                present   Attorney in private practice from 1995 to 2000.
                        Age: 35
                      ==============================================================================================================
                      * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================

Custodian & Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

NYSE Symbol

HYW


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers
                                                              [GRAPHICS OMITTED]

Corporate High Yield Fund IV, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund IV, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund IV, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper              #COYIV--8/02